Amplify Alternative Harvest ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 47.0%	Shares	Value
Consumer Discretionary - 1.4%
GrowGeneration Corp. (a)	1,332,151	$2,251,335

Consumer Staples - 6.6%
Altria Group, Inc.	25,064	1,310,597
British American Tobacco PLC	39,056	1,408,710
Imperial Brands PLC	45,039	1,440,061
Philip Morris International, Inc.	10,286	1,237,920
Scandinavian Tobacco Group AS (b)(c)	90,325	1,195,286
Turning Point Brands, Inc.	28,900	1,736,890
Village Farms International, Inc. (a)(d)	2,431,488	1,874,677
		10,204,141

Health Care - 36.6%(e)
Aurora Cannabis, Inc. (a)(d)	1,309,578	5,565,707
Canopy Growth Corp. (a)(d)	2,263,873	6,203,012
Cronos Group, Inc. (a)	4,884,980	9,867,660
High Tide, Inc. (a)	1,778,875	5,466,992
Jazz Pharmaceuticals PLC (a)	12,405	1,527,676
Organigram Holdings, Inc. (a)(d)	1,723,004	2,774,036
SNDL, Inc. (a)	6,358,765	11,382,189
Tilray Brands, Inc. (a)(d)	10,556,576	14,040,246
		56,827,518

Industrials - 0.0%(f)
Empresas ICA SAB de CV (a)(g)	155,893	0

Information Technology - 1.7%
WM Technology, Inc. (a)	1,952,731	2,694,769

Materials - 0.7%
Scotts Miracle-Gro Co.	15,693	1,041,074
TOTAL COMMON STOCKS (Cost $98,273,170)		73,018,837

AFFILIATED EXCHANGE TRADED FUNDS - 41.1%
Amplify U.S. Alternative Harvest ETF (d)(h)(i)	76,590,909	63,876,818
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $137,812,769)		63,876,818

REAL ESTATE INVESTMENT TRUSTS - 11.1%
Advanced Flower Capital, Inc.	405,872	3,380,914
Chicago Atlantic Real Estate Finance, Inc.	386,056	5,952,983
Innovative Industrial Properties, Inc.	117,259	7,814,140
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $19,208,672)		17,148,037

SHORT-TERM INVESTMENTS - 19.9%
Investments Purchased with Proceeds from Securities Lending - 18.6%
First American Government Obligations Fund - Class X, 4.39% (j)	28,870,590	28,870,590

Money Market Funds - 1.3%
Invesco Government & Agency Portfolio - Institutional Class, 4.42% (j)	2,043,081	2,043,081
TOTAL SHORT-TERM INVESTMENTS (Cost $30,913,671)		30,913,671

TOTAL INVESTMENTS - 119.1% (Cost $286,208,282)		184,957,363
Liabilities in Excess of Other Assets - (19.1)%		(29,667,800)
TOTAL NET ASSETS - 100.0%		$155,289,563
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AS - Aksjeselskap
PLC - Public Limited Company
SAB de CV - Sociedad Anónima Bursátil de Capital Variable

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2024, the value of these securities total $1,195,286 or 0.8% of the Fund’s net assets.

(c)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of December 31, 2024, the value of these securities total $1,195,286 or 0.8% of the Fund’s net assets.

(d)	All or a portion of this security is on loan as of December 31, 2024. The total market value of these securities was $25,950,140 which represented 16.7% of net assets.
(e)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(f)	Represents less than 0.05% of net assets.
(g)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of December 31, 2024.

(h)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(i)	Affiliated company as defined by the Investment Company Act of 1940.
(j)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Security Name	Value at September 30, 2024	Purchases	Sales	Net Realized Gain (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at December 31, 2024	Ending Shares
Amplify U.S. Alternative Harvest ETF	111,134,471	5,402,168	(762,527)	(1,828,451)	(50,068,843)	17	63,876,818	76,590,909
	$111,134,471	$5,402,168	$(762,527)	$(1,828,451)	$(50,068,843)	$17	$63,876,818	76,590,909

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Alternative Harvest ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$73,018,837	$–	$–	(a)	$73,018,837
Affiliated Exchange Traded Funds	63,876,818	–	–		63,876,818
Real Estate Investment Trusts	17,148,037	–	–		17,148,037
Investments Purchased with Proceeds from Securities Lending	28,870,590	–	–		28,870,590
Money Market Funds	2,043,081	–	–		2,043,081
Total Investments	$184,957,363	$–	$–	(a)	$184,957,363

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were [no] transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)	Amount is less than $0.50.

Secured Borrowings (Unaudited)

The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of December 31, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent